
                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                         PAGE 1
                           MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                                    OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                              $290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                              28.44%
    (ii)  Class A-1 Notes Balance                                                         $82,654,904.00
    (iii) Class A-1 Notes Rate                                                                   5.7525%
(C) Class A-2 Notes                                                                                   37
    (i)   Class A-2 Notes Percentage                                                              41.29%
    (ii)  Class A-2 Notes Balance                                                        $120,000,000.00
    (iii) Class A-2 Notes Rate                                                                     6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                              26.27%
    (ii)  Class A-3 Notes Balance                                                         $76,343,707.00
    (iii) Class A-3 Notes Rate                                                                     6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                          4.00%
    (ii)  Class B Certificates Balance                                                    $11,624,943.00
    (iii) Class B Certificates Rate                                                                7.05%
(F) Servicing Fee Rate                                                                             1.00%
(G) Weighted Average Coupon (WAC)                                                                  9.53%
(H) Weighted Average Original Maturity (WAOM)                                                      56.22    months
(I) Weighted Average Remaining Maturity (WAM)                                                      49.45    months
(J) Number of Receivables                                                                         24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                               2.00%
    (ii)  Reserve Account Initial Deposit                                                  $5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                      2.00%
          (b) Percent of Remaining Pool Balance                                                    3.25%
          (c) Trigger Percent of Remaining Pool Balance                                            6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                              $259,950,328.72
(B) Total Note and Certificate Pool Factor                                                     0.8944572
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                          $51,981,678.72
    (ii) Class A-1 Notes Pool Factor                                                           0.6289001
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                         $120,000,000.00
    (ii) Class A-2 Notes Pool Factor                                                           1.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                          $76,343,707.00
    (ii) Class A-3 Notes Pool Factor                                                           1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                                     $11,624,943.00
    (ii) Class B Certificates Pool Factor                                                      1.0000000
(G) Reserve Account Balance                                                                $7,267,161.74
(H) Cumulative Net Losses for All Prior Periods                                              $278,238.12
(I) Net Loss Ratio for Second Preceding Period                                                     0.11%
(J) Net Loss Ratio for Preceding Period                                                            1.14%
(K) Delinquency Ratio for Second Preceding Period                                                  0.30%
(L) Delinquency Ratio for Preceding Period                                                         0.44%
(M) Weighted Average Coupon (WAC)                                                                  9.52%
(N) Weighted Average Remaining Maturity (WAM)                                                      46.90    months
(O) Number of Receivables                                                                         23,512


                                                  5


                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                         PAGE 2
                           MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                                    OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996


C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                            $10,438,261.53
    (ii)  Prepayments in Full                                                                        0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                             0.00
    (iv)  Other Refunds Related to Principal                                                         0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                               2,066,081.24
    (ii)  Repurchased Loan Proceeds Related to Interest                                              0.00
(C) Weighted Average Coupon (WAC)                                                                   9.52%
(D) Weighted Average Remaining Maturity (WAM)                                                       45.99    months
(E) Remaining Number of Receivables                                                                22,988
(F) Delinquent Receivables
                                                                    Dollar Amount                #  Units
                                                                    -------------                --------
    (i)  30-59 Days Delinquent                                          3,380,874        1.36%        301           1.31%
    (ii)  60-89 Days Delinquent                                           637,269        0.26%         57           0.25%
    (iii) 90 Days or More Delinquent                                      433,048        0.17%         33           0.14%

(G) Repossessions
                                                                    Dollar Amount                #  Units
                                                                    -------------                --------
                                                                          215,953        0.09%         20           0.09%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income                                                          $31,939.76
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries for Collection
    Period                                                                                     401,148.21
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                             30,100.00
    (ii)  Liquidation Proceeds Related to Interest                                                   0.00
    (iii) Recoveries on Previously Liquidated Contracts                                          5,225.80
(D) Aggregate Net Losses for Collection Period                                                 365,822.41
(E) Actual Number of Days in Interest Period                                                        31.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                                                    $2,066,081.24
(B) Liquidation Proceeds Related to Interest                                                         0.00
(C) Repurchased Loan Proceeds Related to Interest                                                    0.00
(D) Recoveries from Prior Month Charge Offs                                                      5,225.80
(E) Investment Earnings from the Reserve Account                                                31,939.76
(F) Total Interest Collections                                                               2,103,246.80

Principal:
(G) Principal Payments Received                                                            $10,438,261.53
(H) Liquidation Proceeds Related to Principal                                                   30,100.00
(I) Repurchased Loan Proceeds Related to Principal                                                   0.00
(J) Other Refunds Related to Principal                                                               0.00
(K) Total Principal Collections                                                             10,468,361.53

(L) Total Collections                                                                      $12,571,608.33

II. DISTRIBUTIONS
-----------------                                                                                                 Per $1,000 of
                                                                                                                 Original Balance
                                                                                                                 ----------------
(A) Total Interest Collections                                                              $2,103,246.80
(B) Servicing Fee                                                                             $216,625.27                     0.75

Interest                                                                                                            Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                             Original Balance
                                                                                                                 ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                                $257,493.41              3.115282929
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                      257,493.41              3.115282929
                                                                                        -----------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)                     $0.00                        0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                                $635,000.00              5.291666667
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                      635,000.00              5.291666667
                                                                                        -----------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)                     $0.00                        0


                                                  6

                                               BOATMEN'S NATIONAL BANK OF ST. LOUIS                                         PAGE 3
                                       MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                                              OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996

(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                                $429,433.35                    5.625
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                      429,433.35                    5.625
                                                                                        -----------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)                     $0.00                        0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                            $68,296.54                    5.875
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)                  68,296.54                    5.875
                                                                                        -----------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)                $0.00                        0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                      $1,390,223.30
(H) Excess Interest                                                                           $496,398.22

Principal
(I) Total Principal Collections                                                            $10,468,361.53
(J) Draw on Reserve Fund for realized losses                                                   371,048.21
(K) Total Amount Available for Principal Distribution                                      $10,839,409.74

                                                                                                                    Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                             Original Balance
                                                                                                                  ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                             10,839,409.74               131.140552
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                  10,839,409.74               131.140552
                                                                                        -----------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                     0.00                        0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                                      0.00                        0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                           0.00                        0
                                                                                        -----------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                     0.00                        0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                                      0.00                        0
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)                           0.00                        0
                                                                                        -----------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                     0.00                        0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                                 0.00                        0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                      0.00                        0
                                                                                        -----------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)                0.00                        0
(P) Total Note and Certificate Principal Paid                                               10,839,409.74
(Q) Total Distributions                                                                     12,446,258.32
(R) Excess Servicing Releases from Reserve Account to Servicer                                       0.00
(S) Amount of Draw from Reserve Account                                                        371,048.21
(T) Draw from Reserve Account plus Total Available Amount                                   12,942,656.54

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                                                 Beginning                   End
                                                                 of Period                of Period
                                                            -----------------           ----------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance                            $259,950,328.72            $249,110,918.98
    (ii)   Total Note  and  Certificate Pool Factor                 0.8944572                  0.8571601
    (iii)  Class A-1 Notes Balance                              51,981,678.72              41,142,268.98
    (iv)   Class A-1 Notes Pool Factor                              0.6289001                  0.4977596
    (v)    Class A-2 Notes Balance                             120,000,000.00             120,000,000.00
    (vi)   Class A-2 Notes Pool Factor                              1.0000000                  1.0000000
    (vii)  Class A-3 Notes Balance                              76,343,707.00              76,343,707.00
    (viii) Class A-3 Notes Pool Factor                              1.0000000                  1.0000000
    (ix)   Class B Certificates Balance                         11,624,943.00              11,624,943.00
    (x)    Class B Certificate Pool Factor                          1.0000000                  1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                 9.52%                      9.52%
    (ii)  Weighted Average Remaining Maturity (WAM)                     46.90    months            45.99     months
    (iii) Remaining Number of Receivables                              23,512                     22,988
    (iv)  Portfolio Receivable Balance                        $259,950,328.72            $249,110,918.98

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
(A) Beginning Reserve Account Balance                                                                               $7,267,161.74
(B) Draw for Realized losses                                                                                           371,048.21
(C) Draw for Servicing Fee                                                                                                   0.00
(D) Draw for Class A-1 Notes Interest Amount                                                                                 0.00
(E) Draw for Class A-2 Notes Interest Amount                                                                                 0.00
(F) Draw for Class A-3 Notes Interest Amount                                                                                 0.00
(G) Draw for Class B Certificates Interest Amount                                                                            0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                                                           371,048.21
(I) Excess Interest                                                                                                    496,398.22
(J) Reserve Account Balance Prior to Release                                                                         7,392,511.75



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

                                                BOATMEN'S NATIONAL BANK OF ST. LOUIS                                       PAGE 4
                                       MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                                              OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996

(K) Reserve Account Required Amount                                                                                  8,448,385.68

(L) Final Reserve Account Required Amount                                                                            8,448,385.68

(M) Reserve Account Release to Servicer                                                                                      0.00

(N) Ending Reserve Account Balance                                                                                   7,392,511.75

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for Collection Period                             $401,148.21
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                     30,100.00
    (ii)  Liquidation Proceeds Related to Interest                                                                           0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                  5,225.80
(C) Aggregate Net Losses for Collection Period                                                                         365,822.41
(D) Net Loss Ratio for Collection Period (annualized)                                                                       1.72%
(E) Cumulative Net Losses for all Periods                                                                              644,060.53
(F) Delinquent Receivables
                                                                      Dollar Amount                   #  Units
                                                                      -------------                   --------
    (i)  30-59 Days Delinquent                                            3,380,874        1.36%           301              1.31%
    (ii)  60-89 Days Delinquent                                             637,269        0.26%            57              0.25%
    (iii) 90 Days or More Delinquent                                        433,048        0.17%            33              0.14%

(G) Repossessions
                                                                      Dollar Amount                   #  Units
                                                                      -------------                   --------
                                                                            215,953        0.09%            20              0.09%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------
(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                                                                  0.11%
    (ii) Preceding Collection Period                                                                                        1.14%
    (iii) Current Collection Period                                                                                         1.72%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                                0.99%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                                                  0.30%
    (ii) Preceding Collection Period                                                                                        0.44%
    (iii) Current Collection Period                                                                                         0.43%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                                0.39%

(C) Loss and Delinquency Trigger Indicator                                                                   Trigger was not hit



The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.




/s/ Richard E. Grimmer                             /s/ James D. Rudolphi
---------------------------------------            ----------------------------
Richard E. Grimmer                                 James D. Rudolphi
Senior Vice President and Controller               Vice President




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